SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 17, 2007

U.S. Energy Systems, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-10238	52-1216347
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

750 Lexington Avenue 15th Floor New York, NY	10022
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 588-8901

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

On August 21, 2007, the NASDAQ Listing Qualifications Panel (the “Panel”) granted a request by U.S. Energy Systems, Inc. (the “Company”) for continued listing, subject to certain conditions, including that the Company file its Forms 10-Q for the quarters ended March 31, 2007 and June 30, 2007 no later than September 21, 2007 and September 28, 2007, respectively.

The Company’s request for continued listing followed its receipt on August 17, 2007 of an Additional Staff Determination notice from NASDAQ (“August Notice”) indicating that, due to the Company’s failure to timely file its Quarterly Report on Form 10-Q for the quarter ended June 30, 2007, the Company was not in compliance with the requirements for continued listing set forth in NASDAQ Marketplace Rule 4310(c)(14).

Prior to the August Notice, the Company received a NASDAQ Staff Determination notice dated May 22, 2007 in connection with the Company’s failure to timely file its Quarterly Report on Form 10-Q for the quarter ended March 31, 2007, as disclosed in the Company’s Form 8-K filed with the Securities and Exchange Commission (“SEC”) on May 29, 2007.

The Company is unable to file its Form 10-Q for the quarter ended March 31, 2007 primarily due to the Company’s decision, based on the recommendation by its accounting consultant, to switch to the “successful efforts” method of accounting for exploration and development costs from the “full cost” method. The Company is in the process of seeking approval for the change to “successful efforts” method for accounting from the Office of the Chief Accountant at the SEC. The change in accounting methods will not require a restatement of the Company’s Form 10-K for the fiscal year ended December 31, 2006.

The Company intends to file its Form 10-Q for the quarter ended June 30, 2007 as soon as practicable after the Form 10-Q for the quarter ended March 31, 2007 is filed by the Company, the preparation of the Company’s financial statements is completed and the Company’s registered independent accounting firm, Weiser LLP, has completed its review.

A copy of the press release announcing the Company’s receipt of the August Notice is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

99.1	Press Release of U.S. Energy Systems, Inc. dated August 23, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

U.S. Energy Systems, Inc.

By:	/s/ Richard Augustine
Richard Augustine
Vice President

Dated: August 23, 2007

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release of U.S. Energy Systems, Inc. dated August 23, 2007.